UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  04/12/2007

CECO ENVIRONMENTAL CORP
(Exact name of registrant as specified in its charter)

Commission File Number:  0-7099

DE	13-2566064
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

3120 Forrer Street, Cincinnati, OH 45209
(Address of principal executive offices, including zip code)

(416) 593-6543
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 8.01.    Other Events

On April 12, 2007, CECO Environmental Corp. (the "Company") issued a press release announcing that it that it has filed a registration statement on Form S-3 with the Securities and Exchange Commission relating to a proposed public offering of an aggregate of 3,348,166 shares of its common stock. The Company is offering 1,000,000 shares and certain of the Company's stockholders are offering, in the aggregate, 2,348,166 shares. In connection with the proposed offering, the underwriters will be granted a 30-day option to purchase an aggregate of up to 502,225 additional shares of common stock from the Company to cover over-allotments, if any. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits

(d) CECO Environmental Corp. press release dated April 12, 2007

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CECO ENVIRONMENTAL CORP

Date: April 12, 2007	By:	/s/ Dennis W. Blazer
Dennis W. Blazer
Vice President--Finance and Administration and CFO

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release April 12